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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: October 12, 1999

                         -----------------------------

                       FIRST REAL ESTATE INVESTMENT TRUST
                                  OF NEW JERSEY

             (Exact name of registrant as specified in its charter)

   New Jersey                     2-27018                         22-1697095
(State or other               (Commission File                 (I.R.S. Employer
jurisdiction of                    number)                      Identification
incorporation)                                                      Number)

          505 Main Street, P.O. Box 667
          Hackensack, New Jersey                                07602
          (Address of principal executive office)            (Zip Code)

                                 (201) 488-6400
              (Registrant's telephone number, including area code)

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
Item 5.  Other Events

         The Registrant declared a dividend for the fourth quarter of fiscal year 1999 in the amount of $1.05 per share at its October 12, 1999 Meeting of the Board of Trustees. The dividend will be paid on December 15, 1999 to shareholders of record as of December 6, 1999.

         The Registrant has previously paid a dividend of $1.20 per share at the rate of $.40 per share for each of the first three calendar quarters for fiscal year 1999.

          The dividend for fiscal year 1999 will be $2.25 per share upon the payment of the fourth quarter dividend on December 15, 1999.

Disclosure Concerning Forward-Looking Statements
Certain Statements in this 8-K, may contain information that is, or anticipate certain events that are, forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Registrant cautions readers that forward-looking statements, including, without limitation, those relating to the Registrant's liquidity and capital resources, are subject to certain risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risk and factors, including without limitation, the Registrant's future financial performance; the availability of capital; general market conditions; national and local economic conditions, particularly long-term interest rates; the terms of federal, state and local governmental regulations that affect the Registrant; and the competitive environment in which the Registrant operates, including, the availability of commercial office space and residential units in the areas where the Registrant's properties are located. In addition, the Registrant's continued qualification as a real estate investment trust involves the application of highly technical and complex rules of the Internal Revenue Code. The forward-looking statements are made as of the date of this Form 8-K and the Registrant assumes no obligation to update the forward-looking statements or to update the reasons actual results could differ from those projected in such forward-looking statements.

                                   Signatures
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FIRST REAL ESTATE INVESTMENT TRUST
                                              OF NEW JERSEY


                                              By: /s/ Robert S. Hekemian
                                                  ------------------------------
                                                  Robert S. Hekemian
                                                  Chairman of the Board

DATED: October 22, 1999